                                                                    EXHIBIT 10.2

                            FORM OF LETTER OF CREDIT

Irrevocable Standby Letter of Credit Number:_________________________

__________________ , 1999


     Beneficiary                                         Applicant
     -----------                                         ---------
TIC Acquisition LLC                                The Irvine Company
550 Newport Center Drive                           550 Newport Center Drive
Newport Beach, CA 92660                            Newport Beach, CA 92660
Attn:   Thomas B. Rogers, SVP & Treasurer          Attn:  Thomas B. Rogers,
                                                          SVP & Treasurer

                                                          Amount
                                                          ------
                                                   USD $88,000,000.00
                                                   Eighty-Eight Million and
                                                   00/100 U.S. Dollars

                                                          Expiration
                                                          ----------
                                                   _________, 1999, At Our
                                                   Counters


We hereby issue our Irrevocable Letter of Credit in your favor for the account of: The Irvine Company, 550 Newport Center Drive, Newport Beach, California 92660, for a sum or sums not exceeding the aggregate sum of Eighty-Eight Million and 00/100 U.S. Dollars (U.S. $88,000,000.00) available by your sight drafts drawn on Bank of America NT & SA, 333 South Beaudry, 19th Floor, Los Angeles, California 90017, accompanied by the following documents:

        Beneficiary's signed certificate stating the following:

               "TIC Acquisition LLC ("TICALLC") certifies that the proceeds obtained upon funding of the draft presented hereby will be applied by TICALLC only to the merger consideration payable by TICALLC to Nonaffiliated Shareholders (as defined in the Preliminary Proxy Statement of Irvine Apartment Communities, Inc. filed with the Securities and Exchange Commission on February 25,
               1999) in connection with the merger between Irvine Apartment Communities, Inc. and TICALLC."

Partial drawings are permitted.

We hereby agree with you that drafts drawn under and in compliance with this credit shall be duly honored upon presentation to our office as specified above.

This credit is subject to the Uniform Customs and Practice for documentary credits (1993 revision), International Chamber of Commerce Publication No. 500.


----------------------------                       ----------------------------
Authorized Signer                                  Authorized Signer